SEMI-ANNUAL
                                REPORT TO
                               SHAREHOLDERS

                               JUNE 30, 1998


                                 [LOGO]
                                AMERICA'S
                               UTILITY FUND

Dear Shareholder:

      Thank you for your investment in America's Utility Fund ("AUF"). Following is a report from the AUF management team regarding both the economic picture and the performance of your investment during the first six months of this year.

      It was a period in which the highly liquid stocks of a small group of large companies were the performance leaders. Between January and the end of June, the Standard and Poor's index, weighted toward large-capitalization stocks, gained an astonishing 17.7%. By comparison your fund provided a total return of 5.2%, trailing only slightly its comparable index, the S&P Utility Index, which reported a return of 6.9%.*

      It is important to recognize, however, that your fund is a conservative one. During a time of record highs in domestic markets and disturbing turbulence in Asia, it may be comforting to own a conservative investment. In the present environment money is likely to move away from speculative instruments and to flow toward more stable investments, like your fund, that provide a relatively safe harbor and a steady income stream. The AUF management team expects your fund to benefit from the anticipated shift in investor sentiment.

      America' Utility Fund continues to appear well-positioned to complete the balance of the year. The managers continue to select for the portfolio the stocks of solid, high-quality companies in both the utility and non-utility sectors.

      It is our privilege to send you the America's Utility Fund Semi-Annual Report.

Sincerely,

/s/ Daniel J. Ludeman                            /s/ Paul F. Costello
----------------------                           ---------------------
Daniel J. Ludeman                                Paul F. Costello
Chairman                                         President

      *The S&P Utilities Index is one of the four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF. The Dow Jones Industrial Average is a price-weighted index of 30 large-capitalization stocks traded on the New York stock exchange. The Dow is computed by adding the total value of the 30 stocks and dividing by a factor that adjusts for distortions caused by stock splits over the years. It is considered to be a barometer of how shares of the largest U.S. companies are performing. The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the indexes.

      For more information and prospectuses for America's Utility Fund, please call us at (800) 487-3863. The prospectuses contain complete information regarding fees, sales charges, and expenses. Please read them carefully before investing or sending money.

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Management Discussion and Analysis
by John G. Davenport, CFA and Richard L. Rice, CFA,
Portfolio Managers

      During the first half of 1998, America's Utility Fund provided a total return of 5.2% including capital appreciation and dividend income. This performance was somewhat below the Standard & Poor's Utility Index, which reported a 6.9% six-month total return, due to factors discussed below. The utility sector, however, remained out of favor compared to the large stock capitalization-weighted S&P 500 which gained a remarkable 17.7% in the period.

      Fueling the S&P 500's strength (as well as the Dow Jones Industrial Average) has been a continued high level of money flows into equity mutual funds where portfolio managers, on average, have focused their purchases on a narrow group of the largest, most liquid stocks. By comparison, the Russell 2000 index of smaller-capitalization stocks rose 4.9% during the first half, creating a performance/valuation divergence reminiscent of the early 1970's when the "nifty fifty" phrase was coined to describe the same phenomenon. How long current trading patterns can persist is anybody's guess, but we can observe that "nifty fifty" valuation extremes were subsequently resolved through a market correction. Another disturbing anecdote to recent performance trends is the speculation surrounding internet stocks in general, many of which sell at hefty multiples of revenues, let alone earnings which are non-existent.

      In contrast to the narrowing breadth and speculative characteristics of first-half performance leaders, utility stocks registered more conservative, but attractive returns by historical standards. America's Utility Fund performance was held back to some extent by: (1) natural gas distribution stocks where unseasonably warm weather penalized revenue and earnings comparisons, (2) real estate investment trust holdings which were out of favor despite healthy fundamental and earnings trends, and (3) an under-weighting in long distance telephone stocks which have performed well.

Looking Ahead . . .

      There appears to be a reasonable likelihood that investor sentiment may shift toward a more conservative posture over the next several months. First, earnings comparisons are becoming more difficult in this late stage of the economic cycle. Revenue growth is slowing and bottom lines are no longer boosted by cyclical profitability improvements. Secondly, pervasive recessionary conditions (or worse) in the Far East will place additional pressure on revenue and profit growth through import competition, associated pricing/margin pressures and reduced sales opportunities in that region. Meanwhile, consensus earnings growth estimates for the second half of this year and 1999 have yet to be adjusted downward to realistic levels. Another potential catalyst for market disappointment relates to the severity of Asia's economic imbalances (including Japan's), the lack of near-term solutions to address them, and the uncertainty regarding how this drama will play out.

      This environment could spark renewed interest in the relative stability and domestic orientation of utility stocks as well as other reasonably-valued issues offering good quality and predictable growth characteristics. America's Utility Fund is well-positioned in stocks with these attributes.

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                                    [GRAPH]

                          Average Annual Total Returns
                      for the Periods Ended June 30, 1998
                     One Year     Since Inception (5/5/92)*
                      23.53%               11.87%
                 SEC current yield as of June 30, 1998 2.68%**

                        5/92   6/92    12/92   6/93    12/93   6/94    12/94  6/95   12/95  6/96   12/96  6/97  12/97   3/98   6/98
America's Utility
   Fund***            10,000  10,170  11,190  12,642  12,679  10,728  11,019 12,479 14,577 14,839 15,373 16,149 18,957 20,521 19,950
S&P Utilities Index~   9,985  10,122  11,195  12,696  12,811  11,750  11,794 13,544 16,750 16,758 17,273 17,672 21,531 22,741 23,016

     Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

       * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 6/30/98.

      ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 6/30/98 by the offering price per share on that date. The figure is then compounded and annualized.

    *** Represents a hypothetical investment of $10,000 in America's Utility Fund. Performance assumes the reinvestment of all dividends and distributions.

       ~ The S&P Utilities Index is one of four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

     This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

America's Utility Fund
Portfolio of Investments
June 30, 1998 (Unaudited)

                                                        Market Value
  Shares              Common Stocks - 91.30%              (Note 2)
----------   ---------------------------------------   --------------
             Public Utility - Electric - 43.04%
             ---------------------------------------
 94,100      Allegheny Energy Inc.                     $ 2,834,763
253,800      DPL, Inc.                                   4,600,125
 78,800      Duke Energy Corporation                     4,668,900
125,000      Eastern Utilities Associates Company        3,281,250
 82,000      Endesa S.A.*                                1,773,250
150,600      FirstEnergy Corporation                     4,630,950
 67,000      FPL Group, Inc.                             4,221,000
 73,810      Gener S.A.*                                 1,347,033
 77,600      GPU, Inc.                                   2,934,250
165,700      LG&E Energy Corporation                     4,484,256
 90,800      New Century Energies                        4,125,725
120,600      NIPSCO Industries, Inc.                     3,376,800
150,800      Northern States Power Company               4,316,650
171,400      Potomac Electric Power Company              4,295,713
 89,700      SCANA Corporation                           2,674,181
186,000      Southern Company                            5,149,875
154,600      TECO Energy, Inc.                           4,145,213
111,700      Western Resources, Inc.                     4,335,356
                                                       -----------
                                                        67,195,290
                                                       -----------
             Public Utility - Natural Gas - 11.03%
             ---------------------------------------
 74,000      Enron Corporation                           4,000,625
 93,000      MarketSpan Corporation                      2,784,188
 78,000      NICOR Inc.                                  3,129,750
170,000      Questar Corporation                         3,336,250
142,710      Sempra Energy                               3,960,220
                                                       -----------
                                                        17,211,033
                                                       -----------
             Telecommunications - 21.18%
             ---------------------------------------
130,000      Ameritech Corporation                       5,833,750
126,600      Bell Atlantic Corporation                   5,776,125
106,000      GTE Corporation                             5,896,250
 53,800      MCI Communications                          3,127,125
159,000      SBC Communications                          6,360,000
 49,600      Sprint Corporation                          3,496,800
 18,545      Telefonica S.A.*                            2,578,914
                                                       -----------
                                                        33,068,964
                                                       -----------
             Non-Utility Securities - 16.05%
             ---------------------------------------
 30,000      Bemis Inc.                                  1,226,250
 15,000      Bristol Myers Squibb                        1,724,063
 43,000      Colonial Properties Trust                   1,333,000
 24,000      Emerson Electric Company                    1,449,000
 29,800      Federal National Mortgage Association       1,810,350
 21,500      Johnson & Johnson                           1,585,625
 76,200      Liberty Property Trust                      1,947,863
 56,500      Mack-Cali Realty Corporation                1,942,188
 20,300      Mobil Corporation                           1,555,488
 32,300      NationsBank Corporation                     2,470,950
 54,000      Nationwide Health                           1,289,250
 23,000      Realty Income Corporation                     606,625
 53,400      Sherwin Williams Company                    1,768,875
108,600      Sysco Corporation                           2,782,875
 31,200      W. W. Grainger Inc.                         1,554,150
                                                       -----------
                                                        25,046,552
                                                       -----------
             Total Common Stocks
             (cost $106,925,688)                       142,521,839
                                                       -----------



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

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America's Utility Fund
Portfolio of Investments (continued)



   Shares or
   Principal                                                  Market Value
    Amount                                                      (Note 2)
--------------                                              ----------------
                 Preferred Stock - 0.33%
                 ----------------------------------------
     20,000      BankAmerica Trust (cost $500,000)          $     522,500
                                                            -------------
                 Corporate Bonds - 4.55%
                 ----------------------------------------
$ 2,000,000      Appalachian Power Company, 7.38%,
                  8/15/02                                       2,042,572
  1,250,000      Duke Power Company, 8.00%, 11/1/99             1,280,090
  2,000,000      Texas Utilities Electric Company,
                  8.25%, 4/1/04                                 2,198,694
  1,500,000      Wisconsin Public Service, 7.30%,
                  10/1/02                                       1,575,679
                                                            -------------
                 Total Corporate Bonds (cost
                 $ 6,975,043)                                   7,097,035
                                                            -------------
                 Repurchase Agreement - 3.58%
                 ----------------------------------------
  5,597,317       Goldman  Sachs & Company
                  Dated  6/30/98,  6.00%,  due 7/1/98,
                  collateralized   by  $5,472,732
                  Federal  National   Mortgage
                  Association, 8.50%, 2/01/28, market value
                  $5,715,584 (cost $5,597,317)                  5,597,317
                                                            -------------
                 Total Investments - 99.76%
                  (cost $119,998,048)                         155,738,691
                 Other Assets less Liabilities - 0.24%            369,395
                                                            -------------
                 Net Assets - 100.00%                       $ 156,108,086
                                                            =============

       * American Depository Receipt.

         See notes to financial statements.



Statement of Assets and Liabilities
June 30, 1998 (Unaudited)



 Assets
 Investments, at market value
   (cost $119,998,048) (Note 2)                     $ 155,738,691
 Collateral for securities loaned (Note 2)             26,682,723
 Receivables
   Fund shares sold                                            41
   Dividends and interest                                 441,275
                                                     -------------
     Total assets                                     182,862,730
                                                     -------------
 Liabilities
 Securities loaned (Note 2)                            26,682,723
 Accrued expenses and other liabilities                    71,921
                                                     -------------
     Total liabilities                                 26,754,644
                                                     -------------
 Net Assets                                         $ 156,108,086
                                                     =============
 Net Assets represented by: (Note 2)

 Additional paid-in capital                         $ 115,812,666
 Accumulated undistributed net investment income          174,557
 Accumulated net realized gain on investment
   transactions                                         4,380,220
 Net unrealized appreciation of investments            35,740,643
                                                     -------------
   Net Assets                                       $ 156,108,086
                                                     =============
 Net Asset Value per Share                           $      29.85
                                                     =============

 Shares Outstanding                                     5,230,212



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

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America's Utility Fund
Statement of Operations
Six Months Ended June 30, 1998 (Unaudited)



 Investment income
   Dividends                                               $ 2,760,188
   Interest                                                    370,487
                                                           -----------
      Total investment income                                3,130,675
                                                           -----------
 Expenses
   Administration fee (Note 4)                                 306,163
   Management fee (Note 3)                                     198,747
   Shareholder service fee (Note 5)                            194,196
   Transfer agent fee (Note 3)                                 179,772
   Shareholder reports and postage expenses                     58,925
   Legal fees                                                   17,205
   Custodian and accounting fees (Note 3)                       14,951
   Registration expenses                                         9,696
   Directors' fees and expenses                                  2,258
   Audit fees                                                    1,868
   Miscellaneous                                                 2,752
                                                           -----------
      Total expenses                                           986,533
                                                           -----------
 Net investment income                                       2,144,142
                                                           -----------
 Realized and unrealized gain on investments
   Net realized gain on investments (Note 2)                 4,386,819
   Change in unrealized appreciation on investments          1,605,778
                                                           -----------
   Net gain on investments                                   5,992,597
                                                           -----------
   Net increase in net assets resulting from operations    $ 8,136,739
                                                           ===========

See notes to financial statements.


Statements of Changes in Net Assets



                                               Six Months
                                             Ended 6/30/98      Year Ended
                                              (Unaudited)        12/31/97
                                           ----------------- ----------------
Net Increase in Net Assets
Operations
  Net investment income                      $   2,144,142    $   4,921,978
  Net realized gain on investments               4,386,819        5,451,642
  Change in unrealized appreciation
     on investments                              1,605,778       20,063,982
                                             -------------    -------------
Increase in net assets resulting from
  operations                                     8,136,739       30,437,602
                                             -------------    -------------
Distributions to Shareholders
  From net investment income                    (1,969,585)      (5,168,432)
  From net realized gain on
     investments                                (1,703,728)      (4,139,573)
                                             -------------    -------------
     Total distributions to shareholders        (3,673,313)      (9,308,005)
                                             -------------    -------------
Capital Share Transactions (Note 5)
  Proceeds from sale of shares                   5,915,176       12,123,469
  Reinvested distributions                       3,470,093        8,532,056
  Shares redeemed                              (14,793,995)     (29,147,694)
                                             -------------    -------------
     Net change in net assets resulting
       from capital share transactions          (5,408,726)      (8,492,169)
                                             -------------    -------------
Total increase in net assets                      (945,300)      12,637,428
Net Assets
  Beginning of period                          157,053,386      144,415,958
                                             -------------    -------------
  End of period (including
     accumulated undistributed net
     investment income of $174,557
     and $0, respectively)                   $ 156,108,086    $ 157,053,386
                                             =============    =============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights



                                                                        Six Months
                                                                      Ended 6/30/98
                                                                       (Unaudited)
                                                                    -----------------
Per Share Operating Performance
Net asset value, beginning of period                                   $  29.03
                                                                       --------
Income from investment operations
 Net investment income                                                     0.41
 Net realized and unrealized
  gain (loss) on investments                                               1.12
                                                                       --------
  Total from investment operations                                         1.53
                                                                       --------
Less distributions from:
 Net investment income                                                    (0.38)
 Net realized capital gains                                               (0.33)
                                                                       ----------
  Total distributions                                                     (0.71)
                                                                       ----------
Net asset value, end of period                                         $  29.85
                                                                       ==========
Total Return*                                                              5.24%

Ratios / Supplemental Data
Net assets, end of period (in millions)                                $ 156.11
Ratio of expenses to average net assets                                    1.25%(a)
Ratio of expenses to average net assets before expense reductions          1.25%(a)
Ratio of net investment income to average net assets                       2.72%(a)
Portfolio turnover rate                                                    8.06%
Average commission rate on portfolio transactions                      $ 0.0663



                                                                                  Year Ended December 31,
                                                                    ---------------------------------------------------
                                                                        1997         1996         1995         1994
                                                                    ------------ ------------ ------------ ------------
Per Share Operating Performance
Net asset value, beginning of period                                $  25.07     $  24.72      $  19.50     $   23.54
                                                                    ---------    ---------     --------     ---------
Income from investment operations
 Net investment income                                                  0.92         0.98          0.96          0.96
 Net realized and unrealized
  gain (loss) on investments                                            4.79         0.33          5.22         (4.04)
                                                                    ---------    ---------     --------     ---------
  Total from investment operations                                      5.71         1.31          6.18         (3.08)
                                                                    ---------    ---------     --------     ---------
Less distributions from:
 Net investment income                                                 (0.96)       (0.96)        (0.96)        (0.96)
 Net realized capital gains                                            (0.79)          --            --            --
                                                                    ----------   ----------    ---------    ---------
  Total distributions                                                  (1.75)       (0.96)        (0.96)        (0.96)
                                                                    ----------   ----------    ---------    ---------
Net asset value, end of period                                      $  29.03     $  25.07      $  24.72     $   19.50
                                                                    ==========   ==========    =========    =========
Total Return*                                                          23.31%        5.46%        32.30%      (13.10%)

Ratios / Supplemental Data
Net assets, end of period (in millions)                             $ 157.05     $ 144.42      $ 162.83     $  125.01
Ratio of expenses to average net assets                                 1.21 %       1.27%         1.21%         1.21%
Ratio of expenses to average net assets before expense reductions       1.30 %       1.36%         1.34%         1.33%
Ratio of net investment income to average net assets                    3.46 %       3.90%         4.40%         4.66%
Portfolio turnover rate                                                26.47 %      24.05%        27.77%        28.85%
Average commission rate on portfolio transactions                   $ 0.0689     $ 0.0680



                                                                     Year Ended
                                                                     December 31,
                                                                    -------------
                                                                        1993
                                                                    ------------
Per Share Operating Performance
Net asset value, beginning of period                                 $  21.95
                                                                     --------
Income from investment operations
 Net investment income                                                   0.91
 Net realized and unrealized
  gain (loss) on investments                                             2.00
                                                                     --------
  Total from investment operations                                       2.91
                                                                     --------
Less distributions from:
 Net investment income                                                  (0.92)
 Net realized capital gains                                             (0.40)
                                                                     ---------
  Total distributions                                                   (1.32)
                                                                     ---------
Net asset value, end of period                                       $  23.54
                                                                     =========
Total Return*                                                           13.26%

Ratios / Supplemental Data
Net assets, end of period (in millions)                              $ 133.53
Ratio of expenses to average net assets                                  1.21%
Ratio of expenses to average net assets before expense reductions        1.41%
Ratio of net investment income to average net assets                     4.19%
Portfolio turnover rate                                                 21.20%
Average commission rate on portfolio transactions

(a) Annualized.
*Total return does not include sales commissions and is not annualized. See notes to financial statements.

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

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America's Utility Fund, Inc.
Notes to Financial Statements
June 30, 1998 (Unaudited)


Note 1: Organization

America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On
February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities, (common and preferred stocks) and debt securities.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Security Valuation - Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the mean between the bid and asked prices. If a mean cannot be determined, then the securities are valued at the best available current bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

(b) Repurchase Agreements - It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Federal Income Taxes - No provision for federal income taxes has been made since it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

(d) Distributions - Distributions from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, and other timing differences and differing characterization of distributions made by the Fund as a whole. As of December 31, 1997, the Fund reclassified $75,797 of accumulated net realized gains to undistributed accumulated net investment income primarily to reflect the treatment of short-term capital gains as ordinary income for federal income tax purposes. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund.

(e) Dividends - Dividends to shareholders are recorded on the ex-dividend  date.
Dividends  from  net  investment   income  are  declared  and  paid   quarterly.
Distributions of capital gains, if any, are made annually.

(f) Security Transactions - The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out (FIFO) method. Dividends to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(g) Investment  Income - Dividend income is recognized on the ex-dividend  date.
Interest   income  is  recognized   daily  on  an  accrual  basis  and  includes
amortization of premiums and discounts.

(h) Portfolio Securities Loaned - The Fund is authorized by the Board of Directors to participate in securities lending transactions.

The Fund may receive fees for participating in lending securities transactions. During the period that a security is out on loan, the Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Fund records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Fund. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Fund.

At June 30, 1998, the Fund had loaned securities to brokers which were collateralized by cash. Income from securities lending activities amounted to $21,649 for the six months ended June 30, 1998. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At June 30, 1998, the market value of the securities on loan and the related cash collateral were $25,773,934, and $26,682,723, respectively.


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

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[EAGLE LOGO]

Notes to Financial Statements (continued)

Note 3: Investment Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $12,425,777 $20,634,147, respectively. Net unrealized appreciation at June 30, 1998, based on the cost of securities for federal income tax purposes of $119,998,048 is as follows:



  Gross unrealized appreciation               $36,617,438
  Gross unrealized depreciation                  (876,795)
                                              -----------
  Net unrealized appreciation                 $35,740,643
                                              ===========

Note 4: Administrative Services Fees and Other Transactions With Affiliates

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment manager to the Fund under an Investment Advisory Agreement. Pursuant to this Agreement, Mentor Advisors receives for its services an annual investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.

Mentor provides administrative personnel and services to the Fund under an Administrative Services Agreement. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Investment Advisory Agreement.

The Fund entered into a Shareholder Services Agreement with Mentor, pursuant to which Mentor, itself, through other financial institutions, provided shareholder support services to the Fund and its shareholders. The Fund paid fees to Mentor under that Agreement at an annual rate of 0.25% of the Fund's average daily net assets.

Note 5: Capital Share Transactions

As of June 30, 1998 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:

                                      Six Months        Year Ended
                                    Ended 6/30/98        12/31/97
                                   ---------------   ---------------
Shares sold                            199,361             468,044
Shares issued upon reinvestment
  of dividends                         114,192             310,707
Shares redeemed                       (493,350)         (1,129,220)
                                      ---------          ----------
                                      (179,797)           (350,469)
                                      =========          ==========


Year 2000

The Fund receives services from a number of providers which depend on the reliable functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential year 2000 problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.